FIRST AMENDMENT

TO THE

RAYONIER ADVANCED MATERIALS INC.
RETIREMENT PLAN

(to the plan document amended and restated as of December 31, 2014)

The Rayonier Advanced Materials Inc. Retirement Plan (the "Plan") is represented by a plan document generally effective December 31, 2014.

Effective February 13, 2017, pursuant to Section 10.01 of the Plan, Rayonier Advanced Materials Inc. (the "Company"), the employer responsible for maintaining the Plan, hereby amends the Plan as follows:

1. Section 2.01 is amended adding the following paragraph to the end of subsection (a) thereof:

> "Effective February 13, 2017, a participant in an Appendix to the Plan who becomes a salaried employee with the Company on or after February 13, 2017, shall not be credited with Eligibility Service under this Plan as an Employee and shall not a accrue benefit under this Plan as an Employee, other than as provided in the applicable Appendix. Such a participant shall continue as a Member in this Plan to the extent necessary to obtain the benefits and preserve the rights provided under the applicable Appendix."

2. Section 2.01 is further amended by adding the following paragraph to the end of subsection (e) thereof:

> "Notwithstanding the preceding paragraph of this subsection, an employee paid on an hourly basis and considered an hourly-rated employee by Rayonier, Inc., its predecessor or affiliates, or by the Company, and who becomes a salaried employee with the Company on or after February 13, 2017, shall not be credited with Eligibility Service under the Plan for service credited under the Prior Salaried Plan."

3. Section 2.02 is amended by adding the following paragraph to the end of subsection (c) thereof:

> "Notwithstanding the preceding paragraph of this subsection, an employee paid on an hourly basis and considered an hourly-rated employee by Rayonier, Inc., its predecessor or affiliates, or by the Company, and who becomes a salaried employee with the Company on or after February 13, 2017, shall not:
>
> - be considered an Employee for purposes of the Plan and shall not be eligible to become a Member in the Plan, unless otherwise permitted pursuant to Section 4.14.

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- under any circumstances, be credited with Benefit Service for service rendered while an hourly employee with Rayonier, Inc., its predecessor or affiliates, or the Company."

Effective February 13, 2017, a participant in an Appendix to the Plan who becomes a salaried employee with the Company on or after February 13, 2017, shall not be credited with Benefit Service under this Plan and shall not a accrue benefit under this Plan, other than as provided in the applicable Appendix. Such a participant shall be a Member in this Plan to the extent necessary to obtain the benefits and preserve the rights provided under the applicable Appendix."

4. Section 2.02 is further amended by adding the following paragraph to the end of subsection (f) thereof:

"Notwithstanding the preceding paragraph of this subsection, an employee paid on an hourly basis and considered an hourly-rated employee by Rayonier, Inc., its predecessor or affiliates, or by the Company, and who became a salaried employee with the Company on or after February 13, 2017, shall not be credited with Benefit Service under the Plan for service credited under the Prior Salaried Plan."

5. Section 3.08 is added to the Plan, and reads as follows:

"3.08 Change in Hourly Employee's Classification

Effective February 13, 2017, an individual who does not qualify as an Employee (as defined in Section 1.15) because the individual is paid on an hourly basis and is considered as an hourly-rated employee for purposes of the Company's employee benefit plans, shall continue as a Member of this Plan solely with respect to accrued benefits earned under an Appendix to this Plan. Such Member shall not be eligible to join the Plan as an Employee in the event such employee's classification changes from hourly-rated employee to another classification which satisfies the definition of Employee under Section 1.15, and such individual shall not accrue any benefits under this Plan as an Employee."

6. Section 4.14 is amended by adding the following paragraph to the end of said section:

"Notwithstanding the other provisions of this section, effective February 13, 2017, an individual whose benefits and/or assets are transferred to the Plan in accordance with this section shall not be credited with Eligibility Service or Benefit Service under the Plan for service earned under the plan from which such benefits or assets are transferred."

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IN WITNESS WHEREOF, Rayonier Advanced Materials Inc. has caused this First Amendment to the Rayonier Advanced Materials Inc. Retirement Plan to be executed by its duly authorized officer on this 13th day of February 2017, and effective as of such date.

RAYONIER ADVANCED MATERIALS INC.

By: ______________________

Title: James L. Posze, SVP, HR

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